Exhibit 10.6

AMENDMENT 2014-4
NORDSTROM 401(k) PLAN & PROFIT SHARING
(2014 Restatement)

The Nordstrom 401(k) Plan & Profit Sharing (the “Plan”) is hereby amended as follows, pursuant to Plan Sections 15.2 and 15.5-1, to simplify the allocation of matching contributions by eliminating a provision that requires elective deferral contributions to remain in the Plan through the end of each Plan Year in order to be matched, effective for Plan Years beginning on and after January 1, 2014:

1.    Section 5.4-1(Description of Matching Contributions) is amended effective January 1, 2014 by deleting in its entirety the sentence within that section that reads “Only Elective Deferral Contributions that remain in the Plan through the Anniversary Date shall be eligible to be matched by Employer Matching Contributions.”

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IN WITNESS WHEREOF, pursuant to proper authority, this Amendment 2014-4 has been executed on behalf of the Company this ________ day of ________________, 2014.

NORDSTROM, INC.

By:
Delena M. Sunday
Title:    Executive Vice President Human Resources